UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8217

Name of Fund:  MuniHoldings New York Insured Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniHoldings
      New York Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 08/31/03

Date of reporting period: 09/01/02 - 2/28/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers

Semi-Annual Report
February 28, 2003

MuniHoldings
New York
Insured Fund, Inc.

www.mlim.ml.com

                    MuniHoldings New York Insured Fund, Inc.

The Benefits and
Risks of
Leveraging

MuniHoldings New York Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

Swap
Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

                     MuniHoldings New York Insured Fund, Inc., February 28, 2003

DEAR SHAREHOLDER

For the six months ended February 28, 2003, the Common Stock of MuniHoldings New York Insured Fund, Inc. had a net annualized yield of 5.65%, based on a period-end per share net asset value of $15.85 and $.444 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +4.43%, based on a change in per share net asset value from $15.66 to $15.85, and assuming reinvestment of $.441 per share ordinary income dividends.

For the six-month period ended February 28, 2003, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, 1.09%; Series B, 1.09%; Series C, 1.14%; Series D, 1.29%; and Series E, 1.07%.

The Municipal Market Environment

During the six-month period ended February 28, 2003, long-term fixed income interest rates continued to move lower. As they had in 2002, declining U.S. equity markets and escalating worldwide political tensions easily overshadowed the incipient U.S. economic recovery, allowing bond yields to fall to recent historical lows. Economic releases, such as national employment and purchasing manager surveys, were generally weak early in the period. Additionally, at its August 2002 meeting, the Federal Reserve Board indicated that concerns about future economic weakness outweighed those of rising inflation. This signaled that the Federal Reserve Board was more likely to continue to lower short-term interest rates to boost economic activity rather than to raise them to reduce inflationary pressures. These factors combined to generate a very favorable fixed income environment in September 2002. The dramatic decline in equity values during September also helped trigger a significant fixed income rally as investors sought the safe-haven status of U.S. Treasury issues. By the end of September, U.S. Treasury bond yields fell to 4.65%.

Bolstered by an unexpected decline in the national unemployment rate to 5.6% in early October, U.S. equity markets staged a strong rally throughout much of the month. The Standard & Poor's 500 (S&P 500) Index rose over 8% for October, triggered by stronger-than-expected earnings reports from a large number of companies, such as General Electric Company, International Business Machines Corporation and Microsoft Corporation. As they have throughout most of the period, bond prices traded in an inverse relationship to equity prices. Consequently, as stocks rallied, bond yields rose in October, despite generally weak economic releases. During October, the U.S. housing sector remained quite robust, but retail sales and industrial production slowed. Fixed income bond yields remained under pressure in November as U.S. equity markets continued to strengthen. During November, the S&P 500 Index rose an additional 5.5%. Equity prices were supported by further signs of U.S. economic recovery, especially improving labor market activity. By the end of the third quarter, gross domestic product growth was 4%, well above the second quarter 2002 rate of 1.3%. Financial conditions were also strengthened by a larger-than-expected reduction in short-term interest rates by the Federal Reserve Board in early November. The Federal Funds target rate was lowered 50 basis points (.50%) to 1.25%, its lowest level since the 1960s. Recent action by the Federal Reserve Board was largely viewed as being taken to bolster the sputtering U.S. economic recovery. Rebounding U.S. equity markets and the prospects for a more substantial U.S. economic recovery pushed long-term U.S. Treasury yield levels to 5.10% by late November.

However, over the past three months softer equity prices and renewed investor concerns about U.S. military action against Iraq and nuclear tensions in North Korea again pushed bond prices higher. Reacting to disappointing holiday sales and corporate managements' attempts to scale back analysts' expectation of future earnings, the S&P 500 Index declined more than 8% during the last three months. Fearing a U.S./Iraq military confrontation in early 2003, investors again sought the safety of U.S. Treasury obligations. During February, U.S. Treasury bond yields declined more than 25 basis points to end the period at 4.67%. Over the last six months, U.S. Treasury bond yields fell more than 25 basis points.

For the six-month period ended February 28, 2003, tax-exempt bond prices also continued to rise. In recent months, municipal bond yields have declined in response to the positive fixed income environment engendered by falling equity valuations. Price advances in tax-exempt issues, however, have not been able to keep pace with U.S. Treasury bond price improvement as municipal bonds cannot offer foreign investors the safe-haven status U.S. Treasury obligations enjoy in periods of economic and political instability. Additionally, tax-exempt bond issuance increased dramatically in the last half of 2002, removing some of the positive technical support the municipal bond market enjoyed earlier in the year. At February 28, 2003, long-term municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, stood at 5.10%, a decline of approximately 15 basis points during the last six months.

A number of factors combined to generate consistently strong demand for municipal bonds throughout the six-month period ended February 28, 2003. Declining U.S. equity markets supported continued positive demand for tax-exempt products as investors sought the relative security of fixed income issues. Also, with tax-exempt money market rates near 1%, the demand for longer maturity municipal issues has increased as investors have opted to buy longer maturity issues rather than remain in cash reserves. Additionally, investors renewed approximately $30 billion in January 2003 from bond maturities, coupon income and proceeds from early redemptions. However, these positive demand factors have not been totally able to offset the increase in tax-exempt new-issue supply that has resulted in the underperformance seen in recent months. This price underperformance served to make municipal bonds a particularly attractive purchase relative to their taxable counterparts. Throughout most of the yield curve, municipal bonds have been available for purchase at yields near or exceeding those of comparable U.S. Treasury issues. Compared to their recent historical averages of 82% - 88% of U.S. Treasury yields, municipal bond yield ratios in their current 95% -105% range are likely to prove attractive to long-term investors.

Declining U.S. equity markets and escalating geopolitical pressures have resulted in reduced economic activity and consumer confidence. Consequently, fixed income bond yields have continued to decline to recent historic lows and to levels that may not be supported by economic fundamentals alone. It is important to note that, despite all the negative factors impeding the growth of U.S. businesses, the U.S. economy still grew at an approximate 2.5% rate for all of 2002, twice that of 2001. Similar expansion is expected in early 2003. However, until both Iraqi and North Korean conflicts are resolved, any meaningful increase in interest rates is unlikely.

Some analysts expect that, upon resolution of these conflicts, U.S. business conditions will quickly improve. Bond yields, especially U.S. Treasury securities, which have enjoyed a significant safe-haven benefit, are also expected to quickly rise. However, it is questionable to expect that even a quick, positive closure to these hostilities would restore business and investor confidence to the extent that U.S. economic growth would dramatically explode and foster associated, large-scale interest rate increases. The resumption of solid economic growth is likely to be a gradual process accompanied by equally graduated increases in bond yields. Moderate economic growth, within the content of negligible inflationary pressures, should not greatly endanger the positive fixed income environment tax-exempt products are currently experiencing.

Specific to New York, the state now faces a significant structural budget imbalance and difficult budget-balancing decisions. There is an estimated gap of $2.5 billion for the current fiscal year and a range of $8 billion-$10 billion for next year. In fiscal year 2003, additional budget cuts were implemented, resulting in an estimated ending General Fund balance of $716 million. Strategies to reduce the fiscal-year 2003 budget disparity were centered primarily on the use of reserves and a hold on spending. The state's Budget Stabilization Fund, which is included in the General Fund, is projected to end fiscal-year 2003 at $710 million. The governor's office publicly disclosed that the securitization of tobacco settlement revenues will play an important part in helping to reduce the state's deficit. The state is seeking to issue a total of up to $4.2 billion in Tobacco Settlement Revenue


                                     2 & 3

                     MuniHoldings New York Insured Fund, Inc., February 28, 2003

Bonds that would also include an additional pledge of mortgage-recording tax revenue. However, any tobacco-backed bonds would require state legislature approval.

Portfolio Strategy

At the beginning of the six-month period ended February 28, 2003, we focused on enhancing the Fund's dividend stream and reducing the Fund's net asset value volatility. Market volatility was expected as a result of conflicting economic signals and the likelihood of a military confrontation with Iraq. Reducing asset value volatility generally involves shortening the Fund's duration. This strategy worked well in January 2003 as interest rates rose from almost historic lows. Since then, interest rates have declined because of economic weakness, an unstable stock market and the risk of hostilities in Iraq. As interest rates fell further, we shifted the Fund to a more defensive position. While this strategy may have been implemented a bit early, it is our belief that interest rates do not have much further to fall. We expect the economy to revive by year-end and drive interest rates higher.

During the period, the Fund's borrowing costs remained in the 1% -1.5% range, with interest rates presently below 1%. These very attractive funding levels, in combination with the steep tax-exempt yield curve, generated a significant income benefit to the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. We do not anticipate any material reduction in the Fund's borrowing costs in 2003 as additional monetary policy easing by the Federal Reserve Board is not expected. We expect the Fund's short-term borrowing costs to remain in the 1% -1.5% range for most of the year. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniHoldings New York Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Roberto Roffo

Roberto Roffo
Vice President and
Portfolio Manager

March 24, 2003

PROXY RESULTS

During the six-month period ended February 28, 2003, MuniHoldings New York Insured Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on January 28, 2003. A description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------
                                                                                 Shares Voted      Shares Withheld
                                                                                     For             From Voting
------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:            Terry K. Glenn                       28,354,850           629,499
                                             Ronald W. Forbes                     28,355,074           629,275
                                             Cynthia A. Montgomery                28,347,137           637,212
                                             Kevin A. Ryan                        28,339,242           645,107
                                             Roscoe S. Suddarth                   28,336,784           647,565
                                             Edward D. Zinbarg                    28,312,755           671,594
------------------------------------------------------------------------------------------------------------------

During the six-month period ended February 28, 2003, MuniHoldings New York Insured Fund, Inc.'s Preferred Stock shareholders (Series A - E) voted on the following proposal. The proposal was approved at a shareholders' meeting on January 28, 2003. A description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------
                                                                                 Shares Voted      Shares Withheld
                                                                                      For            From Voting
------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Terry K. Glenn, Ronald W. Forbes,
   Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth,
   Richard R. West and Edward D. Zinbarg                                             11,806              288
------------------------------------------------------------------------------------------------------------------

QUALITY PROFILE

The quality ratings of securities in the Fund as of February 28, 2003 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                      Total Investments
--------------------------------------------------------------------------------
AAA/Aaa ..........................................................         81.0%
Aa/Aa ............................................................          4.9
A/A ..............................................................          7.4
BBB/Baa ..........................................................          2.5
NR (Not Rated) ...................................................          1.1
Other* ...........................................................          3.1
--------------------------------------------------------------------------------

*     Temporary investments in short-term municipal securities.


                                      4 & 5

                     MuniHoldings New York Insured Fund, Inc., February 28, 2003

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                        S&P    Moody's    Face
STATE                 Ratings  Ratings   Amount     Issue                                                                     Value
====================================================================================================================================
New York--156.8%                                    Albany County, New York, Airport Authority, Airport
                                                    Revenue Bonds, AMT (d):
                         AAA     Aaa    $ 1,500       5.375% due 12/15/2017                                                  $ 1,600
                         AAA     Aaa      1,500       5.50% due 12/15/2019                                                     1,596
                         AAA     Aaa      5,200       6% due 12/15/2023                                                        5,970
------------------------------------------------------------------------------------------------------------------------------------
                         AA      NR*      3,375     Albany, New York, IDA, Civic Facility Revenue Bonds (The
                                                    University Heights Association--Albany Law School),
                                                    Series A, 6.75% due 12/01/2029                                             4,080
------------------------------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,000     Albany, New York, Municipal Water Finance Authority, Water
                                                    and Sewer System Revenue Refunding Bonds, Series A, 6.375%
                                                    due 12/01/2017 (b)                                                         1,203
------------------------------------------------------------------------------------------------------------------------------------
                                                    Buffalo, New York, GO (d):
                         AAA     Aaa      1,000       Series D, 6% due 12/01/2009 (f)                                          1,214
                         AAA     Aaa      1,000       Series D, 6% due 12/01/2013                                              1,175
                         AAA     Aaa      1,035       Series E, 6% due 12/01/2015                                              1,256
                         AAA     Aaa      1,165       Series E, 6% due 12/01/2017                                              1,413
                         AAA     Aaa      1,310       Series E, 6% due 12/01/2019                                              1,589
------------------------------------------------------------------------------------------------------------------------------------
                         AAA     Aaa        920     Buffalo, New York, GO, School, Series E, 6% due 12/01/2013 (d)             1,116
------------------------------------------------------------------------------------------------------------------------------------
                                                    Erie County, New York, GO, Public Improvement, Series A (b):
                         AAA     Aaa      1,025       5.75% due 10/01/2013                                                     1,181
                         AAA     Aaa      1,450       5.75% due 10/01/2014                                                     1,672
------------------------------------------------------------------------------------------------------------------------------------
                                                    Metropolitan Transportation Authority, New York, Commuter
                                                    Facilities Revenue Bonds (f):
                         AAA     Aaa      6,600       (Grand Central Terminal), Series 1, 5.70% due 7/01/2005 (d)              7,361
                         AAA     Aaa      7,695       Series A, 5.625% due 1/01/2008 (e)                                       8,972
------------------------------------------------------------------------------------------------------------------------------------
                                                    Metropolitan Transportation Authority, New York, Commuter
                                                    Facilities Revenue Refunding Bonds, Series D (e):
                         AAA     Aaa        460       5.125% due 1/01/2012 (f)                                                   523
                         AAA     Aaa        540       5.125% due 7/01/2022 (j)                                                   575
------------------------------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,000     Metropolitan Transportation Authority, New York, Dedicated Tax
                                                    Fund Revenue Bonds, Series A, 4.75% due 10/01/2015 (b)(f)                  3,315
------------------------------------------------------------------------------------------------------------------------------------
                                                    Metropolitan Transportation Authority, New York, Revenue
                                                    Refunding Bonds:
                         NR*     Aaa      3,000       RIB, Series 724X, 10.16% due 11/15/2032 (d)(g)                           3,702
                         AAA     Aaa      2,150       Series A, 5% due 11/15/2030 (d)                                          2,185
                         AAA     Aaa      2,500       Series A, 5.25% due 11/15/2031 (b)                                       2,608
                         AAA     Aaa     32,000       Series A, 5.75% due 11/15/2032 (d)                                      35,744
------------------------------------------------------------------------------------------------------------------------------------
                         AAA     Aaa     27,675     Metropolitan Transportation Authority, New York, Service
                                                    Contract Revenue Refunding Bonds, Series A, 5.75% due 7/01/2031 (a)       30,845
------------------------------------------------------------------------------------------------------------------------------------
                                                    Metropolitan Transportation Authority, New York, Transit
                                                    Facilities Revenue Bonds (f):
                         AAA     Aaa      1,215       Series C, 4.75% due 1/01/2012 (d)                                        1,348
                         AAA     Aaa      2,535       Series C, 4.75% due 7/01/2012 (d)                                        2,824
                         AAA     Aaa      1,000       Series C-1, 5.50% due 7/01/2008 (e)                                      1,164
------------------------------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,000     Metropolitan Transportation Authority, New York, Transit  Facilities
                                                    Revenue Refunding Bonds, Series A, 4.75% due 7/01/2021 (e)(j)              5,186
------------------------------------------------------------------------------------------------------------------------------------
                         AAA     Aaa     14,000     Metropolitan Transportation Authority, New York, Transportation
                                                    Revenue Refunding Bonds, Series F, 5% due 11/15/2031                      14,214
------------------------------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,385     Monroe Woodbury, New York, Central School District, GO,
                                                    5.625% due 5/15/2023 (e)                                                   2,638
------------------------------------------------------------------------------------------------------------------------------------
                                                    Nassau County, New York, Interim Finance Authority, Revenue
                                                    Refunding Bonds, Series A-2 (a):
                         AAA     Aaa      4,795       5.375% due 11/15/2013                                                    5,349
                         AAA     Aaa      1,345       5.375% due 11/15/2014                                                    1,498
------------------------------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,210     Nassau Health Care Corporation, New York, Health System
                                                    Revenue Bonds, 5.75% due 8/01/2029 (d)                                     5,771
------------------------------------------------------------------------------------------------------------------------------------
                         BBB     A3         705     New York City, New York, City Health and Hospital Corporation,
                                                    Health System Revenue Bonds, Series A, 5.375% due 2/15/2026                  709
------------------------------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,000     New York City, New York, City Health and Hospital Corporation,
                                                    Health System Revenue Refunding Bonds, Series A, 5.25%
                                                    due 2/15/2017 (e)                                                          2,134
------------------------------------------------------------------------------------------------------------------------------------
                         A1+     NR*      5,600     New York City, New York, City Housing Development Corporation,
                                                    M/F Rental Housing Revenue Bonds (Carnegie Park), VRDN, Series A,
                                                    1.10% due 11/15/2019 (h)(i)                                                5,600
------------------------------------------------------------------------------------------------------------------------------------
                         AAA     Aaa     19,995     New York City, New York, City IDA, IDR (Japan Airlines Company),
                                                    AMT, 6% due 11/01/2015 (d)                                                21,519
------------------------------------------------------------------------------------------------------------------------------------
                                                    New York City, New York, City Municipal Water Finance Authority,
                                                    Water and Sewer System Revenue Bonds:
                         NR*     Aaa     11,500       RIB, Series 726X, 10.16% due 6/15/2027 (e)(g)                           14,117
                         AAA     Aaa      2,850       Series A, 5.75% due 6/15/2031 (b)                                        3,176
                         AAA     Aaa     11,350       Series B, 5.75% due 6/15/2026 (e)                                       12,647
                         AAA     Aaa     11,000       Series B, 5.75% due 6/15/2029 (e)                                       12,251
------------------------------------------------------------------------------------------------------------------------------------
                                                    New York City, New York, City Municipal Water Finance Authority,
                                                    Water and Sewer System Revenue Bonds, VRDN, Series C (b)(h):
                         A1+     VMIG1+  11,700       1.15% due 6/15/2022                                                     11,700
                         A1+     VMIG1+   7,300       1.15% due 6/15/2023                                                      7,300
------------------------------------------------------------------------------------------------------------------------------------
                                                    New York City, New York, City Municipal Water Finance Authority,
                                                    Water and Sewer System Revenue Refunding Bonds, Series A:
                         AAA     Aaa      4,250       5.50% due 6/15/2023 (b)                                                  4,598
                         AAA     Aaa      6,800       5.50% due 6/15/2023 (e)                                                  7,357
                         AAA     Aaa      2,250       5.375% due 6/15/2026 (d)                                                 2,391
------------------------------------------------------------------------------------------------------------------------------------

Portfolio
Abbreviations

To simplify the listings of MuniHoldings New York Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
DRIVERS  Derivative Inverse Tax-Exempt Receipts
GO       General Obligation Bonds
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
VRDN     Variable Rate Demand Notes


                                     6 & 7

                     MuniHoldings New York Insured Fund, Inc., February 28, 2003

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                         S&P    Moody's   Face
STATE                  Ratings  Ratings  Amount     Issue                                                                     Value
====================================================================================================================================
New York                                            New York City, New York, City Transitional Finance Authority
(continued)                                         Revenue Bonds:
                         AAA     Aaa    $ 6,405       Future Tax Secured, Series B, 6.25% due 11/15/2018 (b)                 $ 7,625
                         AAA     Aaa      6,325       Series B, 5.50% due 2/01/2011 (e)(f)                                     7,403
                         AAA     Aaa      1,145       Series B, 5.50% due 2/01/2012 (e)                                        1,303
                         AAA     Aaa        805       Series B, 5.50% due 2/01/2013 (e)                                          910
                         AA+     Aa2      2,500       Series C, 5.25% due 2/15/2018                                            2,691
------------------------------------------------------------------------------------------------------------------------------------
                                                    New York City, New York, Fiscal Year 2003, GO:
                         A       A2       3,100       5% due 3/01/2025                                                         3,047
                         A       A2      17,000       Series I, 5.375% due 3/01/2027                                          17,467
------------------------------------------------------------------------------------------------------------------------------------
                                                    New York City, New York, GO:
                         A       Aaa      4,750       RIB, Series 725X, 10.16% due 3/15/2027 (d)(g)                            5,646
                         AAA     Aaa      4,500       Series B, 5.75% due 8/01/2013 (e)                                        5,105
                         AAA     Aaa        230       Series I, 6.25% due 4/15/2007 (e)(f)                                       272
                         AAA     Aaa      1,620       Series I, 6.25% due 4/15/2027 (e)                                        1,828
------------------------------------------------------------------------------------------------------------------------------------
                                                    New York City, New York, GO, Refunding:
                         AAA     Aaa      1,000       Series A, 6.375% due 5/15/2013 (b)                                       1,184
                         AAA     A2      10,000       Series A, 6.25% due 5/15/2026 (d)                                       11,659
                         A       A2       3,650       Series G, 5.75% due 2/01/2020                                            3,790
------------------------------------------------------------------------------------------------------------------------------------
                         NR*     Aaa        885     New York City, New York, IDA, Civic Facility Revenue Bonds
                                                    (Anti-Defamation League Foundation), Series A, 5.50% due 6/01/2022           962
------------------------------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      7,965     New York City, New York, IDA, Parking Facility Revenue Bonds
                                                    (Royal Charter--New York Presbyterian), 5.75% due 12/15/2029 (d)           8,844
------------------------------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,000     New York City, New York, IDA, Special Facilities Revenue Bonds
                                                    (Terminal One Group), AMT, 6.125% due 1/01/2024 (e)                        5,248
------------------------------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,300     New York State Dormitory Authority, Hospital Revenue Bonds
                                                    (New York Methodist Hospital), Series A, 6.05% due 2/01/2034 (a)(c)        2,588
------------------------------------------------------------------------------------------------------------------------------------
                                                    New York State Dormitory Authority, Hospital Revenue Refunding Bonds:
                         AAA     Aaa      1,000       (New York Presbyterian Hospital), 5.50% due 8/01/2011 (a)(c)             1,149
                         AAA     NR*      2,000       (North General Hospital), 5.75% due 2/15/2017 (k)                        2,291
                         AAA     NR*      8,000       (North General Hospital), 5% due 2/15/2025 (k)                           8,151
------------------------------------------------------------------------------------------------------------------------------------
                                                    New York State Dormitory Authority, Lease Revenue Bonds:
                         AAA     Aaa      1,535       (Municipal Health Facilities Improvement Program),
                                                      Series 1, 5.50% due 1/15/2014 (d)                                        1,724
                         AAA     Aaa        645       (Office Facilities Audit and Control), 5.50% due 4/01/2023 (e)             697
------------------------------------------------------------------------------------------------------------------------------------
                                                    New York State Dormitory Authority Revenue Bonds:
                         AAA     Aaa      1,340       (853 Schools Program), Issue 2, Series E, 5.75% due 7/01/2019 (a)        1,512
                         AAA     Aaa      2,175       (City University), Third Generation Reserves, Series 2, 6.25%
                                                      due 7/01/2004 (e)(f)                                                     2,326
                         AAA     Aaa      4,285       (City University System), Consolidated Second Generation,
                                                      Series A, 6.125% due 7/01/2013 (a)                                       5,040
                         AAA     Aaa      1,200       (Cooper Union of Advance Science), 6.25% due 7/01/2029 (e)               1,414
                         AAA     Aaa      3,470       (Court Facilities Lease Program), Series A, 5.625% due 5/15/2013 (e)     3,553
                         AAA     Aaa      2,058       (Gustavus Adolphus Children's School), Series B, 5.50%
                                                       due 7/01/2018 (a)                                                       2,277
                         AAA     Aaa      6,750       (Interfaith Medical Center), Series D, 5.40% due 2/15/2028 (e)           7,109
                         AAA     Aaa      1,100       (Mental Health Services Facilities Improvement), Series D, 5.875%
                                                      due 2/15/2015 (d)                                                        1,246
                         BBB-    Baa3     3,110       (Mount Sinai New York University Health Obligation), Series B,
                                                      6.25% due 7/01/2022                                                      3,212
                         BBB-    Baa3     6,000       (Mount Sinai-New York University Health Obligation), Series C, 6%
                                                      due 7/01/2026                                                            6,170
                         AAA     Aaa      1,845       (Pace University), 6% due 7/01/2019 (e)                                  2,135
                         AAA     Aaa      3,500       (Pace University), 6% due 7/01/2029 (e)                                  4,026
                         AAA     NR*      1,750       (Saint Agnes Hospital), 5.40% due 2/15/2025 (e)                          1,847
                         AAA     Aaa      2,150       (Saint Barnabas Hospital), 5.45% due 8/01/2035 (a)(c)                    2,221
                         AAA     Aaa      1,240       (School Districts Financing Program), Series D, 5%
                                                      due 10/01/2030 (e)                                                       1,260
                         AAA     Aaa      7,300       (School Districts Financing Program), Series E, 5.75%
                                                      due 10/01/2030 (e)                                                       8,064
                         AAA     Aaa      1,400       (State University Educational Facilities), Series B, 5.75%
                                                      due 5/15/2010 (d)(f)                                                     1,664
                         AAA     Aaa      1,135       (Upstate Community Colleges), Series A, 6% due 7/01/2017 (d)             1,323
                         AAA     Aaa        190       (Upstate Community Colleges), Series A, 6% due 7/01/2018 (d)               221
                         AAA     Aaa        270       (Upstate Community Colleges), Series A, 6% due 7/01/2019 (d)               312
------------------------------------------------------------------------------------------------------------------------------------
                                                    New York State Dormitory Authority, Revenue Refunding Bonds:
                         AAA     Aaa      3,700       (Bronx-Lebanon Hospital Center), Series E, 5.20% due 2/15/2013 (e)       4,057
                         AAA     Aaa      6,125       (City University System), Consolidated Second Generation,
                                                      Series A, 6.125% due 7/01/2011 (a)                                       7,251
                         AAA     Aaa      3,310       (City University System), Consolidated Second Generation,
                                                      Series A, 6.125% due 7/01/2012 (a)                                       3,889
                         AAA     NR*      1,865       (City University System), Series 1, 5.25% due 7/01/2014 (b)              2,052
                         AAA     Aaa      3,000       (City University System), Series F, 5.50% due 7/01/2012 (b)              3,102
                         NR*     A3       2,500       (Lenox Hill Hospital Obligation Group), 5.50% due 7/01/2030              2,573
                         AAA     Aaa      3,400       (Saint Charles Hospital and Rehabilitation Center), Series A,
                                                      5.625% due 7/01/2012 (e)                                                 3,801
                         AAA     Aaa      1,370       (School District Financing Program), Series I, 5.75%
                                                      due 10/01/2018 (e)                                                       1,569
                         AAA     NR*         30       Series B, 5.50% due 2/15/2007 (e)(f)                                        35
                         AAA     NR*      4,520       Series B, 5.50% due 8/15/2017 (e)                                        4,981
------------------------------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      6,500     New York State Dormitory Authority, State University Educational
                                                    Facilities Revenue Refunding Bonds (1989 Resources), 6%
                                                    due 5/15/2012 (e)                                                          7,562
------------------------------------------------------------------------------------------------------------------------------------
                                                    New York State Energy Research and Development Authority,
                                                    Facilities Revenue Refunding Bonds (Consolidated Edison Co.
                                                    of New York), Series A:
                         AAA     Aaa     12,505       6.10% due 8/15/2020 (a)                                                 14,018
                         AAA     Aaa      3,500       6.10% due 8/15/2020 (e)                                                  3,923
------------------------------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      6,000     New York State Energy Research and Development Authority, PCR,
                                                    Refunding (Central Hudson Gas and Electric), Series A, 5.45%
                                                    due 8/01/2027 (a)                                                          6,326
------------------------------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,285     New York State Energy Research and Development Authority, Solid
                                                    Waste Disposal Revenue Bonds (New York State Electric and Gas Co.
                                                    Project), AMT, Series A, 5.70% due 12/01/2028 (e)                          1,346
------------------------------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,400     New York State Environmental Facilities Corporation, Water
                                                    Facilities Revenue Refunding Bonds (Spring Valley Water Company),
                                                    Series B, 6.15% due 8/01/2024                                              4,768
------------------------------------------------------------------------------------------------------------------------------------
                                                    New York State, HFA, Revenue Refunding Bonds Series A :
                         AAA     Aaa      2,000       (Fulton Manor), 6.10% due 11/15/2025 (a)(c)                              2,235
                         AAA     Aaa      1,740       (Housing Mortgage Project), 6.10% due 11/01/2015 (d)                     1,928
                         AAA     Aaa      2,110       (Nursing Home and Health Care Project), 4.60% due 11/01/2006 (e)         2,318
------------------------------------------------------------------------------------------------------------------------------------
                                                    New York State Medical Care Facilities Finance Agency Revenue
                                                    Bonds, Series A:
                         AAA     Aaa      1,000       (Mental Health Services), 6% due 2/15/2005 (e)(f)                        1,114
                         AAA     Aaa      6,800       (Montefiore Medical Center), 5.75% due 2/15/2025 (a)(c)                  7,438
------------------------------------------------------------------------------------------------------------------------------------


                                     8 & 9

                     MuniHoldings New York Insured Fund, Inc., February 28, 2003

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                         S&P    Moody's   Face
STATE                  Ratings  Ratings  Amount     Issue                                                                     Value
====================================================================================================================================
New York                                            New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds:
(concluded)              AAA     NR*    $ 2,805       AMT, Series 84, 5.9% due 4/01/2022 (e)                                 $ 3,073
                         NR*     Aa1      1,945       AMT, Series 88, 6.25% due 4/01/2030                                      2,136
                         NR*     Aa1      5,500       AMT, Series 90, 6.35% due 10/01/2030                                     6,126
                         AAA     Aaa      6,000       Series 89, 6% due 10/01/2017 (e)                                         6,579
------------------------------------------------------------------------------------------------------------------------------------
                                                    New York State Mortgage Agency, Homeowner Mortgage Revenue
                                                    Refunding Bonds:
                         NR*     Aa1      1,250       AMT, Series 54, 6.20% due 10/01/2026                                     1,386
                         AAA     Aaa      2,500       AMT, Series 54, 6.20% due 10/01/2026 (e)                                 2,786
                         NR*     Aa1      3,115       AMT, Series 58, 6.40% due 4/01/2027                                      3,416
                         AAA     Aaa      2,140       AMT, Series 67, 5.70% due 10/01/2017 (e)                                 2,319
                         NR*     Aa1        635       AMT, Series 86, 5.95% due 10/01/2020                                       701
                         AAA     Aaa      1,500       Series 59, 6.25% due 4/01/2027 (e)                                       1,675
                         NR*     Aa1      1,000       Series 61, 5.80% due 10/01/2017                                          1,100
                         AAA     NR*      2,100       Series 83, 5.55% due 10/01/2027 (e)                                      2,201
------------------------------------------------------------------------------------------------------------------------------------
                                                    New York State Mortgage Agency Revenue Bonds, AMT, Series 27:
                         NR*     Aaa      3,500       5.80% due 10/01/2020                                                     3,734
                         AAA     Aaa      5,700       5.875% due 4/01/2030 (e)                                                 6,077
------------------------------------------------------------------------------------------------------------------------------------
                                                    New York State Mortgage Agency, Revenue Refunding Bonds, AMT (e):
                         AAA     NR*      6,940       DRIVERS, Series 279, 10.14% due 10/01/2028 (g)                           8,069
                         AAA     Aaa      3,385       Series 82, 5.65% due 4/01/2030                                           3,525
------------------------------------------------------------------------------------------------------------------------------------
                                                    New York State Thruway Authority, Highway and Bridge Trust Fund
                                                    Revenue Bonds:
                         AAA     Aaa      2,500       Series A, 5.90% due 4/01/2010 (d)(f)                                     2,989
                         AAA     Aaa      5,000       Series B-1, 5.75% due 4/01/2013 (b)                                      5,713
                         AAA     Aaa      3,000       Series B-1, 5.75% due 4/01/2014 (b)                                      3,428
------------------------------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,195     New York State Thruway Authority, Highway and Bridge Trust
                                                    Fund Revenue Refunding Bonds, Series C, 5.25% due 4/01/2011 (e)            5,863
------------------------------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,000     New York State Thruway Authority, Service Contract Revenue Bonds
                                                    (Local Highway and Bridge), 5.75% due 4/01/2009 (e)(f)                     5,915
------------------------------------------------------------------------------------------------------------------------------------
                                                    New York State Thruway Authority, Service Contract Revenue
                                                    Refunding Bonds (Local Highway) (e):
                         NR*     NR*      4,405       6% due 4/01/2012                                                         5,202
                         NR*     NR*      3,095       6% due 4/01/2012                                                         3,596
------------------------------------------------------------------------------------------------------------------------------------
                                                    New York State Urban Development Corporation Revenue Bonds (a):
                         AAA     Aaa      5,465       (Correctional Capital Facilities), Series 6, 5.375% due 1/01/2006 (f)    6,165
                         AAA     Aaa      4,000       (Correctional Facilities Service Contract), Series B, 5.25%
                                                      due 1/01/2015                                                            4,373
------------------------------------------------------------------------------------------------------------------------------------
                         BBB     Baa1    10,000     Niagara County, New York, IDA, Solid Waste Disposal Revenue
                                                    Refunding Bonds, AMT, Series B, 5.55% due 11/15/2024                      10,616
------------------------------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,700     Oneida County, New York, IDA, Civic Facilities Revenue Bonds
                                                    (Mohawk Valley), Series A, 5.20% due 2/01/2013 (d)                         1,864
------------------------------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,800     Oneida-Herkimer, New York, Solid Waste Management Authority,
                                                    Solid Waste Revenue Refunding Bonds, 5.50% due 4/01/2013 (d)               2,043
------------------------------------------------------------------------------------------------------------------------------------
                         AA      Aa2      4,500     Onondaga County, New York, IDA, Sewer Facilities Revenue Bonds
                                                    (Bristol-Myers Squibb Company Project), AMT, 5.75% due 3/01/2024           5,199
------------------------------------------------------------------------------------------------------------------------------------
                         AAA     NR*      6,000     Port Authority of New York and New Jersey Revenue Refunding Bonds,
                                                    DRIVERS, AMT, Series 177, 10.63% due 10/15/2032 (e)(g)                     7,343
------------------------------------------------------------------------------------------------------------------------------------
                         AAA     NR*     13,365     Port Authority of New York and New Jersey, Special Obligation
                                                    Revenue Bonds, DRIVERS, AMT, Series 278, 10.13%
                                                    due 12/01/2022 (e)(g)                                                     15,755
------------------------------------------------------------------------------------------------------------------------------------
                                                    Port Authority of New York and New Jersey, Special Obligation
                                                    Revenue Bonds (Special Project--JFK International Air Terminal
                                                    Project), AMT, Series 6 (e):
                         AAA     Aaa      3,000       6.25% due 12/01/2011                                                     3,448
                         AAA     Aaa     20,330       6.25% due 12/01/2015                                                    23,992
                         AAA     Aaa      7,000       5.90% due 12/01/2017                                                     7,854
------------------------------------------------------------------------------------------------------------------------------------
                         NR*     Aaa      2,340     Rome, New York, City School District, GO, 5.50% due 6/15/2017 (d)          2,619
------------------------------------------------------------------------------------------------------------------------------------
                         NR*     Aaa      5,000     Schenectady, New York, IDA, Civic Facility Revenue Bonds (Union
                                                    College Project), Series A, 5.45% due 12/01/2029 (a)                       5,289
------------------------------------------------------------------------------------------------------------------------------------
                         NR*     Aaa      3,000     Schenectady, New York, IDA, Civic Facility Revenue Refunding
                                                    Bonds (Union College Project), Series A, 5.625% due 7/01/2031 (a)          3,261
------------------------------------------------------------------------------------------------------------------------------------
                                                    Suffolk County, New York, IDA, Solid Waste Disposal Facility
                                                    Revenue Refunding Bonds (Ogden Martin System Huntington Project),
                                                    AMT (a):
                         AAA     Aaa      4,660       6% due 10/01/2010                                                        5,475
                         AAA     Aaa      5,000       6.15% due 10/01/2011                                                     5,934
                         AAA     Aaa      3,530       6.25% due 10/01/2012                                                     4,233
------------------------------------------------------------------------------------------------------------------------------------
                         AAA     A3       5,985     Suffolk County, New York, Public Improvement, GO, Refunding,
                                                    Series C, 3% due 7/15/2003 (e)                                             6,021
------------------------------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,840     Triborough Bridge and Tunnel Authority, New York, General Revenue
                                                    Refunding Bonds, Series B, 5% due 11/15/2010 (e)                           3,188
------------------------------------------------------------------------------------------------------------------------------------
                         AA-     NR*      5,300     Triborough Bridge and Tunnel Authority, New York, Revenue Bonds,
                                                    DRIVERS, Series 293, 9.56% due 1/01/2032 (g)                               6,053
------------------------------------------------------------------------------------------------------------------------------------
                         AAA     Aaa     13,000     Triborough Bridge and Tunnel Authority, New York, Revenue Refunding
                                                    Bonds, 5.25% due 11/15/2023                                               13,770
------------------------------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,500     Triborough Bridge and Tunnel Authority, New York, Special Obligation
                                                    Revenue Refunding Bonds, Series A, 4.75% due 1/01/2024 (e)(j)              3,560
------------------------------------------------------------------------------------------------------------------------------------
                         A+      A1       8,050     Triborough Bridge and Tunnel Authority, New York, Subordinate
                                                    Revenue Bonds, 5.25% due 11/15/2030                                        8,316
------------------------------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      7,000     Westchester County, New York, IDA, Civic Facility Revenue Bonds
                                                    (Purchase College Foundation Housing Project), Series A, 5.75%
                                                    due 12/01/2031 (a)                                                         7,770
------------------------------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,795     Yonkers, New York, GO, Series A, 5.75% due 10/01/2015 (b)                  2,069
------------------------------------------------------------------------------------------------------------------------------------


                                    10 & 11

                     MuniHoldings New York Insured Fund, Inc., February 28, 2003

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                        S&P    Moody's    Face
                      Ratings  Ratings   Amount     Issue                                                                    Value
===================================================================================================================================
Puerto Rico--6.6%        A       A1     $10,000     Children's Trust Fund, Puerto Rico, Tobacco Settlement Revenue
                                                    Refunding Bonds, 5.50% due 5/15/2039                                   $  9,709
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Puerto Rico Commonwealth Highway and Transportation Authority,
                                                    Transportation Revenue Bonds:
                         A       Baa1    13,000       Series D, 5.75% due 7/01/2041                                          14,392
                         AAA     Aaa      1,250       Trust Receipts, Class R, Series B, 10.357% due 7/01/2035 (e)(g)         1,589
-----------------------------------------------------------------------------------------------------------------------------------
                         NR*     Aa2      5,600     Puerto Rico Public Finance Corporation Revenue Bonds, DRIVERS,
                                                    Series 272, 9.41% due 8/01/2030 (g)                                       6,581
===================================================================================================================================
                                                    Total Municipal Bonds (Cost--$744,863)--163.4%                          797,278
===================================================================================================================================

                                         Shares
                                           Held     Short-Term Securities
===================================================================================================================================
                                          8,006     CMA New York Municipal Money Fund**                                       8,006
===================================================================================================================================
                                                    Total Short-Term Securities (Cost--$8,005)--1.6%                          8,006
===================================================================================================================================
                         Total Investments (Cost--$752,868)--165.0%                                                         805,284
                         Unrealized Depreciation on Forward Interest Rate Swaps--(0.7%)                                      (3,165)
                         Liabilities in Excess of Other Assets--(0.2%)                                                       (1,036)
                         Preferred Stock, at Redemption Value--(64.1%)                                                     (313,027)
                                                                                                                           --------
                         Net Assets Applicable to Common Stock--100.0%                                                     $488,056
                                                                                                                           ========
===================================================================================================================================

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FHA Insured.
(d)   FSA Insured.
(e)   MBIA Insured.
(f)   Prerefunded.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at February 28, 2003.
(h) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at February 28, 2003.
(i)   FNMA Collateralized.
(j)   Escrowed to maturity.
(k)   XL Capital Insured.
*     Not Rated.
** Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                          Net           Dividend
      Affiliate                                        Activity          Income
      --------------------------------------------------------------------------
      CMA New York Municipal Money Fund                  8,006            $ 7
      --------------------------------------------------------------------------

+     Highest short-term rating by Moody's Investors Service, Inc.

      See Notes to Financial Statements.

STATEMENT OF NET ASSETS

                         As of February 28, 2003
================================================================================================================================
Assets:                  Investments, at value (identified cost--$752,868,087) .................                    $805,283,674
                         Cash ..................................................................                          85,736
                         Receivables:
                           Securities sold .....................................................    $ 21,529,760
                           Interest ............................................................      10,281,619
                           Dividends ...........................................................             151      31,811,530
                                                                                                    ------------
                         Prepaid expenses ......................................................                          23,425
                                                                                                                    ------------
                         Total assets ..........................................................                     837,204,365
                                                                                                                    ------------
================================================================================================================================
Liabilities:             Unrealized depreciation on forward interest rate swaps ................                       3,165,190
                         Payables:
                           Securities purchased ................................................      32,341,837
                           Investment adviser ..................................................         306,669
                           Dividends to Common Stock shareholders ..............................         211,771      32,860,277
                                                                                                    ------------
                         Accrued expenses ......................................................                          95,417
                                                                                                                    ------------
                         Total liabilities .....................................................                      36,120,884
                                                                                                                    ------------
================================================================================================================================
Preferred Stock:         Preferred Stock, par value $.10 per share (1,900 Series A shares, 1,900
                         Series B shares, 3,040 Series C Shares, 3,680 Series D shares and 2,000
                         Series E shares of AMPS* issued and outstanding at $25,000 per share
                         liquidation preference) ...............................................                     313,027,480
                                                                                                                    ------------
================================================================================================================================
Net Assets Applicable    Net assets applicable to Common Stock .................................                    $488,056,001
To Common Stock:                                                                                                    ============
================================================================================================================================
Analysis of Net          Common Stock, par value $.10 per share (30,784,615 shares issued
Assets Applicable to     and outstanding) ......................................................                    $  3,078,462
Common Stock:            Paid-in capital in excess of par ......................................                     474,902,115
                         Undistributed investment income--net ..................................    $  5,667,501
                         Accumulated realized capital losses on investments--net ...............     (44,842,474)
                         Unrealized appreciation on investments--net ...........................      49,250,397
                                                                                                    ------------
                         Total accumulated earnings--net .......................................                      10,075,424
                                                                                                                    ------------
                         Total--Equivalent to $15.85 net asset value per share of Common Stock
                         (market price--$13.96) ................................................                    $488,056,001
                                                                                                                    ============
================================================================================================================================

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


                                    12 & 13

                     MuniHoldings New York Insured Fund, Inc., February 28, 2003

STATEMENT OF OPERATIONS

                         For the Six Months Ended February 28, 2003
===============================================================================================================
Investment               Interest .............................................                    $ 19,623,727
Income:                  Dividends ............................................                           7,340
                                                                                                   ------------
                         Total income .........................................                      19,631,067
                                                                                                   ------------
===============================================================================================================
Expenses:                Investment advisory fees .............................    $ 2,162,513
                         Commission fees ......................................        396,785
                         Accounting services ..................................        120,342
                         Transfer agent fees ..................................         37,436
                         Professional fees ....................................         36,510
                         Custodian fees .......................................         22,705
                         Printing and shareholder reports .....................         20,743
                         Directors' fees and expenses .........................         17,335
                         Listing fees .........................................         15,736
                         Pricing fees .........................................         13,621
                         Other ................................................         25,052
                                                                                   -----------
                         Total expenses before reimbursement ..................      2,868,778
                         Reimbursement of expenses ............................       (179,595)
                                                                                   -----------
                         Total expenses after reimbursement ...................                       2,689,183
                                                                                                   ------------
                         Investment income--net ...............................                      16,941,884
                                                                                                   ------------
===============================================================================================================
Realized &               Realized loss on investments--net ....................                      (2,513,637)
Unrealized (Gain) Loss   Change in unrealized appreciation on investments--net                        6,818,228
On Investments--Net:                                                                               ------------
                         Total realized and unrealized gain on investments--net                       4,304,591
                                                                                                   ------------
===============================================================================================================
Dividends to Preferred   Investment income--net ...............................                      (1,798,386)
Stock Shareholders:                                                                                ------------
                         Net Increase in Net Assets Resulting from Operations .                    $ 19,448,089
                                                                                                   ============
===============================================================================================================

      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   For the Six          For the
                                                                                                   Months Ended       Year Ended
                                                                                                   February 28,       August 31,
                         Increase (Decrease) in Net Assets:                                            2003              2002
=================================================================================================================================
Operations:              Investment income--net ..............................................    $  16,941,884     $  32,835,166
                         Realized loss on investments--net ...................................       (2,513,637)       (1,765,251)
                         Change in unrealized appreciation on investments--net ...............        6,818,228        (2,920,567)
                         Dividends to Preferred Stock shareholders ...........................       (1,798,386)       (4,598,035)
                                                                                                  -------------     -------------
                         Net increase in net assets resulting from operations ................       19,448,089        23,551,313
                                                                                                  -------------     -------------
=================================================================================================================================
Dividends to Common      Investment income--net ..............................................      (13,576,015)      (27,157,633)
Stock Shareholders:                                                                               -------------     -------------
                         Net decrease in net assets resulting from dividends to Common Stock
                         shareholders ........................................................     (13,576,015)      (27,157,633)
                                                                                                  -------------     -------------
=================================================================================================================================
Net Assets               Total increase (decrease) in net assets applicable to Common Stock ..        5,872,074        (3,606,320)
Applicable to            Beginning of period .................................................      482,183,927       485,790,247
Common Stock:                                                                                     -------------     -------------
                         End of period* ......................................................    $ 488,056,001     $ 482,183,927
                                                                                                  =============     =============
=================================================================================================================================
                        *Undistributed investment income--net ................................    $   5,667,501     $   4,100,018
                                                                                                  =============     =============
=================================================================================================================================

      See Notes to Financial Statements.


                                    14 & 15

                     MuniHoldings New York Insured Fund, Inc., February 28, 2003

FINANCIAL HIGHLIGHTS

                      The following per share data and ratios have been     For the
                      derived from information provided in the financial  Six Months
                      statements.                                           Ended             For the Year Ended August 31,
                                                                         February 28,  --------------------------------------------
                      Increase (Decrease) in Net Asset Value:                2003         2002       2001       2000        1999
==================================================================================================================================
Per Share             Net asset value, beginning of period .............. $  15.66     $  15.78   $  14.19    $  14.16    $  16.07
Operating                                                                 --------     --------   --------    --------    --------
Performance:++        Investment income--net ............................      .55@        1.07@      1.12@       1.13        1.16
                      Realized and unrealized gain (loss) on
                      investments--net ..................................      .14         (.19)      1.52         .08       (1.75)
                      Dividends and distributions to Preferred Stock
                      shareholders:
                       Investment income--net ...........................     (.06)        (.12)      (.27)       (.37)       (.27)
                       Realized gain on investments--net ................       --           --         --          --        (.02)
                       In excess of realized capital gains on
                       investments--net .................................       --           --         --          --        (.03)
                      Capital write-off (charge) resulting from
                      issuance of Preferred Stock .......................       --           --         --@@        --          --
                                                                          --------     --------   --------    --------    --------
                      Total from investment operations ..................      .63          .76       2.37         .84        (.91)
                                                                          --------     --------   --------    --------    --------
                      Less dividends and distributions to
                      Common Stock shareholders:
                         Investment income--net .........................     (.44)        (.88)      (.78)       (.81)       (.86)
                         Realized gain on investments--net ..............       --           --         --          --        (.05)
                         In excess of realized capital gains on
                         investments--net ...............................       --           --         --          --        (.09)
                                                                          --------     --------   --------    --------    --------
                      Total dividends and distributions to Common
                      Stock shareholders ................................     (.44)        (.88)      (.78)       (.81)      (1.00)
                                                                          --------     --------   --------    --------    --------
                      Capital write-off (charge) resulting from
                      issuance of Common Stock ..........................       --           --         --@@        --          --
                                                                          --------     --------   --------    --------    --------
                      Net asset value, end of period .................... $  15.85     $  15.66   $  15.78    $  14.19    $  14.16
                                                                          ========     ========   ========    =========   ========
                      Market price per share, end of period ............. $  13.96     $  14.37   $  14.37    $ 12.625    $  14.00
                                                                          ========     ========   ========    =========   ========
==================================================================================================================================
Total Investment      Based on market price per share ...................      .24%@@@     6.49%     20.75%      (3.58%)     (2.37%)
Return:**                                                                 ========     ========   ========    =========   ========
                      Based on net asset value per share ................     4.43%@@@     5.68%     17.97%       7.14%      (5.91%)
                                                                          ========     ========   ========    =========   ========
==================================================================================================================================
Ratios Based on       Total expenses, net of reimbursement and
Average Net Assets    excluding reorganization expenses*** ..............     1.13%*       1.16%      1.14%       1.17%       1.13%
Of Common Stock:                                                          ========     ========   ========    =========   ========
                      Total expenses, excluding reorganization
                      expenses*** .......................................     1.21%*       1.23%      1.24%       1.29%       1.19%
                      Total expenses*** .................................     1.21%*       1.26%      1.32%       1.46%       1.19%
                                                                          ========     ========   ========    =========   ========
                      Total investment income--net*** ...................     7.12%*       7.01%      7.46%       8.58%       7.43%
                                                                          ========     ========   ========    =========   ========
                      Amount of dividends to Preferred Stock
                      shareholders ......................................      .76%*        .98%      2.22%       2.90%       1.71%
                                                                          ========     ========   ========    =========   ========
                      Investment income--net, to Common Stock
                      shareholders ......................................     6.36%*       6.03%      5.24%       5.68%       5.72%
                                                                          ========     ========   ========    =========   ========
==================================================================================================================================
Ratios Based on       Total expenses, net of reimbursement and excluding
Average Net Assets    reorganization expenses ...........................      .68%*        .70%       .68%        .67%        .70%
Of Common &                                                               ========     ========   ========    =========   ========
Preferred Stock:***   Total expenses, excluding reorganization expenses .      .73%*        .74%       .74%        .74%        .74%
                                                                          ========     ========   ========    =========   ========
                      Total expenses ....................................      .73%*        .76%       .78%        .83%        .74%
                                                                          ========     ========   ========    =========   ========
                      Total investment income--net ......................     4.31%*       4.21%      4.41%       4.87%       4.59%
                                                                          ========     ========   ========    =========   ========
==================================================================================================================================
Ratios Based on       Dividends to Preferred Stock shareholders .........     1.16%*       1.47%      3.21%       3.80%       2.77%
Average Net Assets                                                        ========     ========   ========    =========   ========
Of Preferred Stock:
==================================================================================================================================
Supplemental Data:    Net assets applicable to Common Stock,
                      end of period (in thousands) ...................... $488,056     $482,184   $485,790    $376,391    $138,595
                                                                          ========     ========   ========    =========   ========
                      Preferred Stock outstanding, end of period
                      (in thousands) .................................... $313,000     $313,000   $313,000    $274,000    $ 95,000
                                                                          ========     ========   ========    =========   ========
                      Portfolio turnover ................................    33.24%       86.39%     94.03%      85.08%      34.48%
                                                                          ========     ========   ========    =========   ========
==================================================================================================================================
Leverage:             Asset coverage per $1,000 ......................... $  2,559     $  2,541   $  2,552    $  2,374    $  2,459
                                                                          ========     ========   ========    =========   ========
==================================================================================================================================
Dividends             Series A--Investment income--net .................. $    135     $    347   $    765    $    890    $    703
Per Share on                                                              ========     ========   ========    =========   ========
Preferred Stock       Series B--Investment income--net .................. $    135     $    348   $    784    $    909    $    684
Outstanding:+                                                             ========     ========   ========    =========   ========
                      Series C--Investment income--net .................. $    141     $    377   $    843    $    503          --
                                                                          ========     ========   ========    =========   ========
                      Series D--Investment income--net .................. $    160     $    391   $    842    $    495          --
                                                                          ========     ========   ========    =========   ========
                      Series E--Investment income--net .................. $    133     $    347   $    818    $    481          --
                                                                          ========     ========   ========    =========   ========
==================================================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+ The Fund's Preferred Stock was issued on October 7, 1997 for Series A and B and March 6, 2000 for Series C, D and E.
++ Certain prior year amounts have been reclassified to conform with current year presentation.
@     Based on average shares outstanding.
@@    Amount is less than $.01 per share.
@@@   Aggregate total investment return.

      See Notes to Financial Statements.

                                    16 & 17

                     MuniHoldings New York Insured Fund, Inc., February 28, 2003

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings New York Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MHN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund is authorized to enter into forward interest rate swaps for the purpose of hedging the interest rate risk on portfolio securities. In a forward interest rate swap, the Fund and the counterparty agree to pay or receive interest on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Fund from the counterparty. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended February 28, 2003, FAM earned fees of $2,162,513, of which $175,071 was waived. For the six months ended February 28, 2003, FAM reimbursed the Fund in the amount of $4,524.

For the six months ended February 28, 2003, the Fund reimbursed FAM $8,712 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2003 were $259,676,149 and $255,098,656, respectively.

Net realized gains (losses) for the six months ended February 28, 2003 and net unrealized gains (losses) as of February 28, 2003 were as follows:

-------------------------------------------------------------------------------
                                                Realized            Unrealized
                                             Gains (Losses)       Gains (Losses)
-------------------------------------------------------------------------------
Long-term investments ................        $  4,158,271         $ 52,415,587
Financial futures contracts ..........          (6,671,908)                  --
Forward interest rate swaps ..........                  --           (3,165,190)
                                              ------------         ------------
Total ................................        $ (2,513,637)        $ 49,250,397
                                              ============         ============
-------------------------------------------------------------------------------


                                    18 & 19

                     MuniHoldings New York Insured Fund, Inc., February 28, 2003

NOTES TO FINANCIAL STATEMENTS (concluded)

The Fund has entered into the following forward interest rate swap as of February 28, 2003:

-----------------------------------------------------------------------------
                                           Interest Received
                                        ----------------------
Notional                                Current                    Expiration
Amount                                     Rate           Type           Date
-----------------------------------------------------------------------------
$41,500,000 ..........................      NA*     Variable**      6/06/2013
$36,000,000 ..........................      NA*     Variable**      6/06/2023
-----------------------------------------------------------------------------

*     Initial interest rate will be determined on effective date June 6, 2003.
**    7-Day Bond Market Association rate at quarterly reset date.

-----------------------------------------------------------------------------
                                             Interest Paid
                                        ----------------------
Notional                                Current                    Expiration
Amount                                     Rate           Type           Date
-----------------------------------------------------------------------------
$41,500,000 ..........................    4.17%          Fixed      6/06/2013
$36,000,000 ..........................   3.963%          Fixed      6/06/2023
-----------------------------------------------------------------------------

As of February 28, 2003, net unrealized appreciation for Federal income tax purposes aggregated $52,520,393, all of which related to appreciated securities. The aggregate cost of investments at February 28, 2003 for Federal income tax purposes was $752,763,281.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended February 28, 2003 and during the year ended August 31, 2002 remained constant.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are redeemable shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at February 28, 2003 were as follows:
Series A, 0.70%; Series B, 0.95%; Series C, 0.65%; Series D, 1.02% and Series E, 1.02%.

Shares issued and outstanding during the six months ended February 28, 2003 and during the year ended August 31, 2002 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended February 28, 2003, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $165,524 as commissions.

5. Capital Loss Carryforward:

On August 31, 2002, the Fund had a net capital loss carryforward of approximately $31,587,046, of which $11,021,870 expires in 2007, $3,509,287 expires in 2008 and $17,055,889 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

The Fund paid a tax-exempt income dividend to Common Stock shareholders in the amount of $.076000 per share payable on March 28, 2003 to shareholders of record as of March 17, 2003.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.


                                    20 & 21

                     MuniHoldings New York Insured Fund, Inc., February 28, 2003

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Roberto Roffo, Vice President
Donald C. Burke, Vice President and Treasurer
Brian D. Stewart, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MHN

[LOGO] Merrill Lynch Investment Managers
                                                              [GRAPHICS OMITTED]

MuniHoldings New York Insured Fund, Inc. seeks to provide shareholders with current income exempt from Federal income taxes and New York State and New York City personal income taxes by investing primarily in a portfolio of long-term, investment-grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes and New York State and New York City personal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings New York Insured Fund, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MuniHoldings New York Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper            #HOLDNY--2/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 - Disclose annually only (not answered until December 15, 2003)

      (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

      (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

      (e)(2) Disclose the percentage of services described in each of paragraphs
             (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

      (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

      (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

      (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Items 5-6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A (not answered until July 1, 2003)

Item 8 -- Reserved

Item 9(a) - Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A (not answered until July 15, 2003 and only annually for funds)

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for CEO/CFO). Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MuniHoldings New York Insured Fund, Inc.

By: /s/ Terry K. Glenn
    ----------------------------------------
    Terry K. Glenn,
    President of
    MuniHoldings New York Insured Fund, Inc.

Date: April 21, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Terry K. Glenn
    ----------------------------------------
    Terry K. Glenn,
    President of
    MuniHoldings New York Insured Fund, Inc.

Date: April 21, 2003

By: /s/ Donald C. Burke
    ----------------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    MuniHoldings New York Insured Fund, Inc.

Date: April 21, 2003